Trade and other payables	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2023	December 31, 2022
Derivatives	146	404
Total non-current other payables	146	404
Trade payables	42,032	24,696
Accrued expenses	43,898	35,212
Accrued payroll	2,724	2,121
Dividends payable	16,301	547
Accrued interest	—	8,910
Deferred income	17,355	17,542
Other payables	1,703	1,441
Total current trade and other payables	124,013	90,469

The increase in trade payables is mainly due to a higher number of outstanding invoices related to two time charter agreements for the vessels Marlin Sardinia and Marlin Somerset, a higher number of outstanding invoices related to bunkers in connection with the vessels redelivered from the pool, and an increase in outstanding invoices from third party service providers.

The increase in accrued expenses as per December 31, 2023 compared to 2022 is mainly due to expenses related to vessels in drydock at year-end, time charter in hire on Marlin Sardinia and Marlin Somerset and an accrual related to severance pay on the Belgian flag vessels sold to Frontline.

The increase in dividends payable relates to the withholding tax payable at year-end on the dividend pay out for coupon 36.

The decrease in accrued interest is due to the change of presentation on instruments at amortized cost (loans, bonds, commercial paper) previously as accrued interest to a single line item on the instrument (see Note 17) as per December 31, 2023.

Deferred income relates to short term balances. The entire prior year balance was recognized in revenue in the current year, and the entire current year balance is expected to be recognized in 2024.